UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2026

VISTA CREDIT STRATEGIC LENDING CORP.

(Exact name of Registrant as Specified in Its Charter)

Maryland	000-56562	88-1906598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Hudson Yards, Floor 77
New York, New York		10001
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 804-9100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None.	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.02 Unregistered Sales of Equity Securities.

As of August 3, 2026, Vista Credit Strategic Lending Corp. (the “Company”) sold shares of the Company’s Class I common stock (together with the Company’s Class S and Class D common stock, the “Common Stock”). The number of shares to be issued was finalized on August 21, 2026. The following table details the shares of Common Stock sold:

Date of Unregistered Sale	Number of Shares of Common Stock Issued	Total Consideration
As of August 3, 2026 (number of shares finalized on August 21, 2026)	104,462.348 shares of Class I common stock	$1,995,000

The sales of Common Stock were made pursuant to subscription agreements entered into by the Company and its investors. The issuances of the Common Stock are exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof and Regulation D or Regulation S thereunder, as applicable. The Company relied upon representations from the stockholders in the subscription agreements that each stockholder was either (i) an accredited investor as defined in Regulation D under the Securities Act or (ii) not a “U.S. person” as defined in Regulation S under the Securities Act.

Item 8.01 Other Events.

As of July 31, 2026, the Company’s net asset value (“NAV”) per share of each class of Common Stock was $19.101,2.

1.
The preliminary estimate for the Company’s NAV per share for each class of Common Stock as of July 31, 2026 has been prepared by, and is the responsibility of, the Company’s management. Neither Deloitte & Touche LLP, the Company’s independent registered public accounting firm, nor any other independent accountants, have audited, reviewed, compiled, or performed any procedures with respect to the Company’s NAV per share for each class of Common Stock as of July 31, 2026.
2.
As of July 31, 2026, there were no shares of Class D common stock outstanding.

As of July 31, 2026, the Company had total investments at fair market value and unfunded investment commitments of $2.2 billion, and its debt-to-equity ratio was 0.96x.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vista Credit Strategic Lending Corp.

Date:	August 26, 2026	By:	/s/ Ross Teune
Name: Ross Teune Title: Chief Financial Officer